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                              Janus Adviser Series

                          Supplement dated May 8, 2009
                       to Currently Effective Prospectuses

The Board of Trustees ("Trustees") of Janus Adviser Series ("JAD") has approved reorganizations (each, a "Reorganization" and together, the "Reorganizations") pursuant to which each of the JAD Funds listed below, as well as all other JAD funds, would merge with and into, and be acquired by, corresponding similarly managed funds of Janus Investment Fund ("JIF"). The closing date of the Reorganizations is expected to be on or about July 2, 2009.

    JAD FUND - ACQUIRED FUND                          JIF FUND - ACQUIRING FUND
    Janus Adviser Balanced Fund                       Janus Balanced Fund
    Janus Adviser Contrarian Fund                     Janus Contrarian Fund
    Janus Adviser Flexible Bond Fund                  Janus Flexible Bond Fund
    Janus Adviser Growth and Income Fund              Janus Growth and Income Fund
    Janus Adviser High-Yield Fund                     Janus High-Yield Fund
    Janus Adviser INTECH Risk-Managed Core Fund       INTECH Risk-Managed Core Fund
    Janus Adviser International Growth Fund           Janus Overseas Fund
    Janus Adviser Large Cap Growth Fund               Janus Fund
    Janus Adviser Mid Cap Growth Fund                 Janus Enterprise Fund
    Janus Adviser Perkins Mid Cap Value Fund          Perkins Mid Cap Value Fund
    Janus Adviser Perkins Small Company Value Fund    Perkins Small Cap Value Fund
    Janus Adviser Orion Fund                          Janus Orion Fund
    Janus Adviser Research Core Fund                  Janus Research Core Fund
    Janus Adviser Small-Mid Growth Fund               Janus Triton Fund
    Janus Adviser Worldwide Fund                      Janus Worldwide Fund


The Reorganizations are part of several significant enhancements Janus Capital Management LLC ("Janus Capital"), the investment adviser for the JAD and JIF Funds, has recently undertaken to reorganize and simplify its mutual fund offerings by creating one combined mutual fund platform with multi-share class pricing intended to meet the needs of various types of Janus fund investors. Janus Capital believes that these efforts will provide both meaningful short- and long-term benefits to Janus fund shareholders, and will enable Janus Capital to operate its mutual fund platform more effectively and more efficiently.

Each Acquiring Fund listed above has the same or substantially similar investment objective, strategies, policies, and risks as its corresponding Acquired Fund and is currently managed by the same portfolio manager(s) or investment personnel. The Reorganizations are expected to be tax-free for federal income tax purposes, therefore JAD shareholders should not realize a tax gain or loss when the Reorganizations are implemented; however, the Reorganizations will accelerate distributions, which are taxable, as the tax year for each Acquired Fund will end on the date of the Reorganization. Until such time as the Reorganizations are implemented,

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shareholders may continue to purchase and exchange shares of JAD Funds unless the Trustees determine to limit future investments to facilitate a smooth transition of shareholder accounts. All other JAD funds are either participating in a reorganization into JIF or will otherwise be liquidated. If you purchase shares of a fund in JAD just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution (unless your shares are held in a qualified tax-deferred plan or account). This is referred to as "buying a dividend." You should consult with a tax adviser to discuss your particular tax situation.

Under the terms of an Agreement and Plan of Reorganization, holders of each class of shares of a current JAD Fund will own a number of full and fractional shares of a corresponding class of a similarly managed JIF Fund approximately equal in dollar value to the JAD Fund shares owned immediately prior to the Reorganizations. The Reorganizations will result in the transfer of the assets and liabilities related to each class of shares of each JAD Fund in exchange for shares of a corresponding class of a similarly managed JIF Fund. Immediately following the transfer, the shares of each class of the JIF Fund received by the JAD Fund will be distributed pro-rata to each JAD Fund shareholder of record in the corresponding class as of the closing date of the transaction. After the Reorganizations, each JAD Fund will be liquidated and the JAD trust will be terminated.

Based on October 31, 2008 assets (and assuming the Reorganization occurred on October 31, 2008), the projected total expense ratio of each Acquired Fund, with the exception of Janus Adviser International Growth Fund and Janus Adviser Perkins Mid Cap Value Fund, is lower immediately following the Reorganization than its expense ratio as of its most recent fiscal year end. Based on October 31, 2008 assets (and assuming the Reorganization occurred on October 31, 2008), the projected total expense ratio of each of Janus Adviser International Growth Fund and Janus Adviser Mid Cap Value Fund is slightly higher immediately following the Reorganization (although not necessarily annualized over the next year) than the expense ratio for that Fund's most recent fiscal year.

While the Reorganization is not expected to have a material impact on the expenses the Acquiring Funds incur, the possibility exists that immediately after the Reorganization, expense ratios (before and after fee waivers) for certain Acquiring Funds may be higher than those of the corresponding Acquired Fund for the most recent fiscal year, particularly in an environment where Fund assets are decreasing. With respect to post-Reorganization expense ratios after fee waivers (so-called "net expenses"), this possibility exists because as part of its efforts to reorganize its mutual fund platform, Janus Capital reviewed its approach to contractual limits (or "caps") for fund expenses. Janus Capital uses these "expense caps" in an effort to maintain competitive expenses relative to peers by waiving certain expenses, including all or a portion of its investment advisory fees, as needed, to limit the expenses a Fund pays to the contractual limit. As a result of its platform-wide review of expense limits, in

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October 2008 Janus Capital adopted, and the Funds' Trustees approved, a single, uniform approach across its funds that have such limits, to be implemented going forward, or as existing expense limits expired.

It is not possible to predict the impact of differences in expense limits on your Fund's total or net expense ratio post-Reorganization because the expense ratio after the Reorganization will depend on the level of Fund assets at that time. However, given that (1) the current expense limit of each Acquired Fund would have expired December 1, 2009, and (2) such limit would not have continued at its current rate under the new approach to setting expense limits and likely would have been higher, as a shareholder of an Acquired Fund, after the Reorganization, you will benefit from having a contractual expense limit in place at least until November 1, 2010.

A description of each Acquiring Fund and the terms of the Reorganizations, including pro forma fee, expense, and financial information, are contained in a separate prospectus/information statement, which is available at janus.com/update.

Shareholders should consider the planned implementation of the Reorganizations when deciding whether a JAD Fund or JIF Fund is an appropriate investment.

This supplement is not an offer to sell or a solicitation of an offer to buy shares of the Acquiring Funds or other Acquired Funds. For important information about fees, expenses, and risk considerations regarding the Acquiring Funds, please refer to the applicable Acquiring Fund's prospectus and the prospectus/information statement relating to the Reorganizations on file with the Securities and Exchange Commission. A copy of each prospectus/information statement is available at janus.com/update, or you may request a free copy by calling 1-877-335-2687. Please read the prospectus/information statement carefully before making any investment decisions.

                Please retain this Supplement with your records.